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January 5, 2000


The information below supplements Massachusetts Mutual Life Insurance Company's Flex Extra Prospectus dated May 1, 1999. Please place this supplement with your prospectus and retain it for future reference.

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                                   FLEX EXTRA
                        Supplement dated January 5, 2000
                       to the Prospectus dated May 1, 1999


The Flex Extra Prospectus is amended as follows:

The first full paragraph in the left-hand column on page 21 is revised to read as follows:

 .    Effective January 15, 2000, owners of certain TSA, IRA, or non-qualified
     Flex Extra variable annuity contracts may exchange these contracts for a Panorama Premier contract issued by us in New York and New Jersey and issued by our wholly-owned subsidiary, C.M. Life Insurance Company, in all other jurisdictions. If the Flex Extra contract is beyond the contingent deferred sales charge period at the time of the exchange, the contract value exchanged will not be subject to a contingent deferred sales charge under either the Flex Extra contract or the Panorama Premier contract. If the Flex Extra contract is within the contingent deferred sales charge period at the time of the exchange, we will not assess a contingent deferred sales charge under the Flex Extra contract on the contract value exchanged to a Panorama Premier contract. However, a contingent deferred sales charge may be assessed under the Panorama Premier contract. The Panorama Premier contingent deferred sales charge percentage on the exchanged contract value will be determined by treating the exchanged contract value as if it were received as a Panorama Premier payment on the issue date of the original Flex Extra contract. After the exchange is complete, any additional payments made to the Panorama Premier contract will be subject to the Panorama Premier CDSC.



January 5, 2000